UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

PDC Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-7246	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000
Denver, Colorado 80203
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 18, 2013, PDC Energy, Inc. (the “Company”), completed the divestiture of its Piceance Basin, Northeastern Colorado and certain other non-core Colorado oil and gas properties, leasehold mineral interests and related assets, including certain derivatives (the “Assets”) with total proceeds received of approximately $185.2 million, subject to customary post-closing adjustments and net of our non-affiliated investor partners' share of $17.0 million (the “Divestiture”). As a result of the Divestiture, we will classify the results of operations of the Assets as discontinued operations. Following the Divestiture, the Company is completely divested of its Piceance Basin and Northeastern Colorado assets.

Accordingly, we have retrospectively revised certain information included in the following sections of our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to reflect the results of operations of the Assets as discontinued operations for all periods presented:

▪	Item 6, Selected Financial Data;

▪	Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations;

▪	Item 7A, Quantitative and Qualitative Disclosures About Market Risk;

▪	Item 8, Financial Statements and Supplementary Data; and

▪	Exhibit 12.1, Statement of Computation of Ratio of Earnings to Fixed Charges.

This Current Report on Form 8-K (“Report”) is being filed solely for the purpose described above. The retrospectively revised financial information is filed as Exhibits 12.1 and 99.1 to this Report. Except with respect to the limited matters described above or as expressly noted in the exhibits to this Report, the retrospectively revised information included in this Report has not been updated to reflect events subsequent to the filing of the 2012 Form 10-K. This Report should be read together with the portions of the 2012 Form 10-K that it supplements, and together with our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013 and other Current Reports on Form 8-K filed with the Securities and Exchange Commission after the 2012 Form 10-K. The 2012 Form 10-K, and Exhibit 99.1 to this Report, contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding our business, financial condition, results of operations and prospects. All such statements are made subject to the disclosure set forth in "Special Note Regarding Forward-Looking Statements" included in, and as of the date of filing of, the 2012 Form 10-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

12.1	Statement of Computation of Ratio of Earnings to Fixed Charges
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Item 6, Selected Financial Data, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 7A, Quantitative and Qualitative Disclosures About Market Risk, and Item 8, Financial Statements and Supplementary Data, of the Company's 2012 Form 10-K

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2013

PDC ENERGY, INC.
By:	/s/ Daniel W. Amidon
Daniel W. Amidon
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges*
23.1*	Consent of PricewaterhouseCoopers LLP
99.1*
Item 6, Selected Financial Data, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations, Item 7A, Quantitative and Qualitative Disclosures About Market Risk, and Item 8, Financial Statements and Supplementary Data, of the Company's 2012 Form 10-K*

101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document
_____________
* Filed herewith.
** Furnished herewith